                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


                        Date of Report (date of earliest
                         event reported): April 23, 1998



                            Moyco Technologies, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)




       Pennsylvania                   0-4123                 23-1697233
-----------------------------       ------------          -------------------
(State or other jurisdiction        (Commission           (I.R.S. Employer
     of incorporation)              File Number)          Identification No.)



                  200 Commerce Drive, Montgomeryville, PA 18936
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Registrant's telephone number, including area code:   215-855-4300
                                                    ----------------


                                      None
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Matters

         On April 22, 1998, the Registrant was served with a Complaint by Dentsply International, Inc. ("Dentsply") claiming infringement of a Dentsply patent by the Registrant's manufacturing process to fabricate nickel titanium endodontic (root canal) instruments.

         The foregoing is a summary of the press release which is attached as Exhibit A to this report and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit A.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  MOYCO TECHNOLOGIES, INC.



                                  By:  /s/ Marvin E. Sternberg
                                      -----------------------------------------
                                       Marvin E. Sternberg
                                       President and Chief Executive Officer
                                       and Chairman of the Board

Date:  April 23, 1998


















                                   Page 2 of 2
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                                   Exhibit A

     Moyco Confident of Legal Position in Dentsply Patent Infringement Case

         MONTGOMERYVILLE, Pa., April 23 /PRNewswire/ -- Moyco Technologies, Inc. (Nasdaq: MOYCO), a Montgomeryville, PA manufacturer of professional dental supplies and precision abrasives, announced that it has been served with a lawsuit filed by Dentsply International, Inc. (Nasdaq: XRAY) alleging patent infringement.

         The lawsuit alleges Moyco has infringed a Dentsply patent covering a specific manufacturing process to fabricate nickel titanium endodontic (root canal) instruments. Moyco believes the lawsuit is totally without merit. Moyco manufacturers nickel titanium instruments under its own patented computer controlled process.

         Moyco plans to present a strong defense and is considering various counterclaims against Dentsply.

         Vice President and General Counsel for Moyco, Joseph Sternberg, stated, "We have reviewed the Dentsply lawsuit and the subsequent news release issued by the Plaintiff. In our view, Dentsply has filed this suit in attempt to intimidate a small competitor in the nickel titanium endodontic instrument market. Moyco Union Broach instruments are manufactured via a different process which is covered by two patents filed several years prior to the patent in suit. We have successfully defended our endodontic patents against infringement and will continue to protect, defend and enforce our intellectual properties." Sternberg further commented, "Our instruments have earned an excellent reputation for quality in this industry. We look forward to the opportunity to confirm that Moyco owns various intellectual assets, including both patents and trade secrets, which we believe will allow us to continue to manufacture and market exceptional patented and proprietary nickel titanium endodontic instruments. We truly appreciate the outstanding support of our customers who have driven the demand for our endodontic instrument product line to record levels."

         Moyco plans to file responsive legal pleadings in the near future. At that time, further information concerning the Moyco position should be available.

SOURCE Moyco Technologies, Inc.
     -0-                                   04/23/98
     /CONTACT: Joseph Sternberg of Moyco Technologies, 215-855-4388/ /Web site: http://www.moycotech.com/~moyco/
     {MOYC XRAY}

CO: Moyco Technologies, Inc.; Dentsply International, Inc.
ST: Pennsylvania
IN: CPR MTC
SU: